EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Keystone Automotive Operations, Inc. (the “Company”) for the period ended January 1, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Robert Vor Broker and Bryant Bynum, the Chief Executive Officer and Chief Financial Officer of the Company, respectively, each certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2005

/s/ ROBERT VOR BROKER
Robert Vor Broker
Chief Executive Officer

/s/ BRYANT BYNUM
Bryant Bynum
Chief Financial Officer